Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (“Agreement”), dated June 13, 2025, by and between BANCPLUS CORPORATION, a Mississippi corporation (“Pledgor”) and FIRST HORIZON BANK, having an office and place of business in Memphis, Tennessee (“Lender”);

W I T N E S S E T H:

WHEREAS, Lender has extended a certain term loan to Pledgor pursuant to that certain Loan Agreement between Lender and Pledgor of even date herewith (as the same may be modified, amended, or restated, (the “Loan Agreement”), and all capitalized terms used but not otherwise defined in this Agreement shall have the same meaning as set out in the Loan Agreement; and

WHEREAS, pursuant to the Loan Agreement, Lender is willing to extend such loan to Pledgor only upon Pledgor executing this Agreement for the purpose of securing all Obligations (as hereinafter defined) of Pledgor to Lender.

NOW THEREFORE, in consideration of the foregoing, and to enable Pledgor to obtain loans and other extensions of credit from Lender and to induce Lender to have transactions with Pledgor, Pledgor agrees as follows:

1.
Pledge. As collateral security for the payment and performance in full of the Obligations, Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Lender, and hereby grants to Lender a first lien security interest in, the collateral described in Schedule A, together with the proceeds thereof and all cash, additional securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution for any and all such pledged securities (all such pledged securities, the proceeds thereof, cash, dividends, additional securities and other property now or hereafter pledged hereunder are hereinafter collectively called the “Pledged Securities”);

TO HAVE AND TO HOLD the Pledged Securities, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto Lender, its successors and assigns; subject, however, to the terms, covenants and conditions hereinafter set forth. Pledgee agrees to hold the Pledged Securities to secure the payment of the Obligations and shall not encumber or otherwise dispose of such Pledged Securities except in accordance with the terms and provisions of this Agreement.

Upon delivery to Lender, the Pledged Securities shall be accompanied by executed stock powers in blank and by such other instruments or documents as Lender or its counsel may reasonably request. Each delivery of certificates for such Pledged Securities shall be accompanied by a schedule showing the number of shares and the numbers of the certificates theretofore and then pledged hereunder, which schedule shall be attached hereto as Schedule A and made a part hereof. Each schedule so delivered shall supersede any prior schedule so delivered.

2.
Obligations Secured. This Agreement is made, and the security interest created hereby is granted to Lender, to secure full payment and performance of any and all indebtedness and other obligations of Pledgor to Lender, direct or contingent, however evidenced or denominated, and however or whenever incurred, including without limitation (a) indebtedness incurred pursuant to any past, present or future commitment of Lender to Pledgor, including without limitation that certain Thirty Million Dollar ($30,000,000.00) loan governed by the Loan Agreement, and all other indebtedness or obligations of Pledgor or Bank under or evidenced by the Note, Loan Agreement and other Loan Documents, as each of them may be amended from time to time and (b) all indebtedness, liabilities, obligations, covenants and duties of Pledgor to the Lender, of every kind, nature and description arising under of in respect of any Lender Product (hereinafter defined) (including arising under or in respect of any guaranty thereof), whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, in each case now existing or hereafter arising (all of the foregoing, collectively, the “Obligations”); except that the indebtedness and other liabilities secured by this Agreement shall not include any indebtedness subject to the disclosure requirements of the Federal Truth-in-Lending Act if at the time such indebtedness is created or incurred, any legally required disclosure of this security interest shall not have been made. As used herein, "Lender Products" means any of the following that the Lender provides, to or enters into with the Pledgor: (i) any deposit, lockbox, Cash Management Services (hereinafter defined), or other cash management agreement, (ii) any Interest Rate Swap, (iii) any credit cards, purchase cards and/or debit cards, and (iv) any other product, service or agreement pursuant to which Pledgor is indebted to the Lender. As used herein, "Cash Management Services" means any services provided from time to time by the Lender to Pledgor in connection with the operating, collections, payroll, trust or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depository, information reporting, lockbox and stop payment services

3.
Representations and Warranties. Pledgor hereby represents and warrants to Lender (a) that Pledgor is the legal and equitable owner of the Pledged Securities, that Pledgor has the complete and unconditional authority to pledge the Pledged Securities being pledged by it, and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature; (b) that no consent or approval of any governmental body or regulatory authority, or of any other party, which was or is necessary to the validity of this pledge, has not been obtained; and (c) that the Pledged Securities represent one hundred percent (100%) of the issued and outstanding Capital Stock of the Bank. Pledgor further represents and warrants that no part of the Obligations will be used to purchase or carry any “margin stock”, as defined in Regulation U of the Board of Governors of the Federal Reserve System, 12 CFR § 221.1 et seq.

4.
Covenants. Pledgor hereby further covenants and agrees with Lender as follows, until all Obligations have been fully paid and performed (or unless specifically waived by Lender in writing):

(a)
No Disposition, Etc. The Pledgor shall not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Pledged Securities, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Securities, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

(b)
Share Adjustments. All new, substitute, and additional shares, or other securities, issued by reason of any share dividend, reclassification, recapitalization, adjustment or other change declared or made in the capital structure of the Bank (subject to obtaining Lender’s prior written consent thereto as required by the Loan Documents), which are issued in respect of the Pledged Securities, shall be delivered to and held by Lender under the terms of this Agreement in the same manner as the Pledged Securities originally pledged hereunder.

(c)
Warrants and Rights. In the event that subscription warrants or any other rights or options shall be issued in connection with any of the Pledged Securities (subject to obtaining Lender’s prior written consent thereto as required by the Loan Documents), such warrants, rights, and options shall be immediately assigned to Lender to be held under the terms of this Agreement in the same manner as the Pledged Securities originally pledged hereunder.

(d)
No Dilution. Pledgor shall not consent to, approve, or permit to occur any change in the capital structure of the Bank which would result in any dilution of the percentage of stock ownership represented by the Pledged Securities as determined immediately prior to the acquisition of the Pledged Securities by Pledgor.

5.
Registration in Nominee Name; Denominations. Upon default by Pledgor, Lender shall have the right (in its sole and absolute discretion) to hold the certificates representing the Pledged Securities in its own name or in the name of the Pledgor, endorsed or assigned in blank or in favor of Lender. Following such default and upon request and delivery of certificates representing the Pledged Securities to the issuer of the Pledged Securities, Lender may have such Pledged Securities registered in the name of Lender or any nominee or nominees of Lender. Lender shall, at all times following default by Pledgor, have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

6.
Dividends. Notwithstanding anything in this Agreement to the contrary, so long as Pledgor is not in default of any of the terms of the Obligations, all cash dividends paid in respect of the Pledged Securities, if any (subject to obtaining Lender’s prior written consent thereto, if required by the Loan Documents), shall be the property of Pledgor. If any default or Event of Default occurs, all such cash dividends shall thereafter be paid to Lender and applied in reduction of the Obligations, in such order of priority as Lender shall determine in its sole discretion.

7.
Voting Rights.

(a)
Provided that no default or Event of Default shall have occurred and be continuing hereunder or under any other Loan Documents:

(i)
Pledgor shall be entitled to exercise or refrain from exercising the voting rights attributable to the Pledged Securities or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement and the other Loan Documents, and

(ii)
Lender will execute and deliver any proxies or other instruments reasonably requested by Pledgor for the purpose of enabling Pledgor to exercise the voting rights that it is entitled to exercise pursuant to subparagraph 7(a)(1).

(b)
Upon the occurrence and during the continuance of a default or Event of Default hereunder or under any other Loan Documents, all rights of Pledgor to exercise or refrain from exercising the voting rights attributable to the Pledged Securities or any part thereof pursuant to subparagraph 7(a)(1) or otherwise shall cease, and Lender and its successors and assigns shall have the sole right to exercise or refrain from exercising such rights after obtaining all necessary regulatory approvals. In furtherance of the foregoing, Pledgor hereby makes, constitutes and appoints Lender and its officers as the proxies and attorneys-in-fact of and for Pledgor, with full power to exercise or to refrain from exercising any and all voting rights attributable to the Pledged Securities upon the occurrence and during the continuance of any such default or event of default. The foregoing appointment and power, being coupled with an interest, are irrevocable until the Obligations have been fully and irreversibly satisfied.

8.
Remedies Upon Default.

(a)
Upon the occurrence of any Event of Default, Lender shall have all of the rights, powers, privileges, options and remedies of a secured party under the Uniform Commercial Code as in effect in the State of Tennessee, and without limiting the foregoing, Lender may (1) collect any and all amounts payable in respect of the Pledged Securities and exercise any and all rights, powers, privileges, options and remedies of the holder and owner thereof, and (2) sell, transfer or negotiate the Pledged Securities, or any part thereof, at public or private sale, for cash, upon credit or for future delivery as Lender shall deem appropriate, including without limitation, at Lender’s option, the purchase of all or any part of the Pledged Securities at any public sale by Lender. Upon consummation of any sale, Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal that Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereinafter enacted. Pledgor hereby expressly waives notice to redeem and notice of the time, place and manner of such sale.

(b)
Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), applicable state securities laws, and other applicable laws, rules and regulations (including without limitation the rules and regulations of any Bank Regulatory Authority), Lender may be compelled, with respect to any sale of all or any part of the Pledged Securities, to limit purchasers to those who agree, among other things, to acquire such Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any of the Pledged Securities for the period of time necessary to permit the issuer thereof to register such sale under the Securities Act or under applicable state securities laws, even if Pledgor would agree to do so.

(c)
If Lender determines to exercise its right to sell any or all of the Pledged Securities, upon written request, Pledgor from time to time shall, and shall cause each issuer of the Pledged Securities to be sold hereunder to, furnish to Lender all such information as Lender may request in order to determine the number of shares and other instruments included in the Pledged Securities that may be sold by Lender as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

9.
Application of Proceeds. The proceeds of the sale of Pledged Securities sold pursuant to Section 8, and the proceeds of the exercise of any of Lender’s other remedies hereunder, shall be applied by Lender as follows:

First: To the payment of all costs and expenses incurred by Lender in connection with any such sale, including, but not limited to, all court costs and the reasonable fees and expenses of counsel for Lender in connection therewith, and

Second: To the payment in full of the Obligations, in such order of priority as Lender shall determine, in its sole discretion, and

Third: The excess, if any, shall be paid to Pledgor or any other person lawfully thereunto entitled.

10.
Reimbursement of Lender. Pledgor agrees to reimburse Lender, upon demand, for all expenses, including without limitation reasonable attorney’s fees, incurred by it in connection with the administration and enforcement of this Agreement, and agrees to indemnify Lender and hold it harmless from and against any and all liability incurred by it hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of Lender.

11.
No Waiver. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies are cumulative and are not exclusive of any other remedies provided by law.

12.
Limitation of Liability. The powers conferred on Lender hereunder are solely to protect its interests in the Pledged Securities, and shall not impose any duty upon Lender to exercise any such powers. Except for the exercise of reasonable care in the custody and preservation of the certificates or other instruments representing Pledged Securities in its possession and the accounting for monies actually received by it hereunder, Lender shall have no duty as to any Pledged Securities. Without limiting the generality of the foregoing, Lender shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Securities, regardless of whether Lender has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps in accordance with the standard of care set forth above to maintain possession of the certificates or other instruments representing Pledged Securities in its possession) to preserve rights against any parties with respect to the Pledged Securities, (c) taking any necessary steps to collect or realize upon any of the Obligations or any of the Pledged Securities, or (d) initiating any action to protect the Pledged Securities against the possibility of a decline in market value. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the certificates or other instruments representing Pledged Securities in its possession if such items are accorded treatment substantially equal to that which Lender accords its own property consisting of negotiable securities.

13.
Counterparts. This Agreement may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes. One or more counterparts or copies of this Agreement may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties. Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement. Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

14.
Binding Agreement. This Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and to all holders of indebtedness secured hereby and their respective successors and assigns.

15.
Further Assurances. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments (including but not limited to the execution and delivery and filing of UCC financing statements with respect to the security interests of this Agreement), as Lender at any time may request in connection with the administration and enforcement of this Agreement or relative to the Pledged Securities or any part thereof or in order to assure and confirm unto Lender its rights and remedies hereunder.

16.
Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.

17.
Miscellaneous.

(a)
This Agreement shall be governed by and construed according to the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

(b)
Neither this Agreement nor any provision hereof may be altered, amended, modified or changed, nor may any of the Pledged Securities be released, except by an instrument in writing signed by the party against whom enforcement of such alteration, amendment, modification, change or release is sought.

(c)
The headings in this Agreement and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

(d)
Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all past, present or future amendments, restatements, modifications, supplements, extensions, renewals or replacements thereof, as the context may require.

(e)
All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, schedules or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, schedules and exhibits of or to this Agreement unless otherwise specified. The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.

(f)
When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) ”include”, “includes” and “including” shall be deemed to be followed by “without limitation” regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive “or” shall include the conjunctive “and”.

(g)
Any reference herein to any law shall be a reference to such law as in effect from time to time and shall include any rules and regulations promulgated or published thereunder and published interpretations thereof.

IN WITNESS WHEREOF, Pledgor and Lender have executed this Agreement, or have caused this Agreement to be duly executed by a duly authorized officer, all as of the day first above written.

PLEDGOR:

BANCPLUS CORPORATION

By: /s/ William A. Ray

Name: William A. Ray

Title: President & CEO

LENDER:

FIRST HORIZON BANK

By: /s/ R. Chuck Hunt

Name: R. Chuck Hunt

Title: SVP

SCHEDULE A

Pledged Securities

Issuer	No. of Shares	Class	Certificate Nos.

BankPlus	9,000	Common	1662